UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) September 9, 2004
                                                        -----------------

                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                    0-29230              51-0350842
---------------------------------- ------------------- -----------------------
  (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number)       Identification No.)


         622 Broadway, New York, New York                             10012
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   (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (646) 536-2842

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

     On September 9, 2004 Take-Two Interactive Software, Inc. (the "Company") issued a news release reporting the earnings results of the Company for its fiscal quarter ended July 31, 2004. A copy of the news release is attached to this Current Report as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


Item 9.01         Financial Statements and Exhibits


       (c)        Exhibits

      99.1 Press Release dated September 9, 2004 relating to Take-Two Interactive Software, Inc.'s financial results for the third fiscal quarter ended July 31, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TAKE-TWO INTERACTIVE SOFTWARE, INC.

Date:  September 10, 2004                   By: /s/ Karl H. Winters
                                                --------------------------------
                                                Karl H. Winters
                                                Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------




Exhibit No.                Description

99.1 Press Release dated September 9, 2004 relating to Take-Two Interactive Software, Inc.'s financial results for the third fiscal quarter ended July 31, 2004.